EXHIBIT 10.1.2
                                                                  --------------

                  AMENDMENT TWO TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT TWO TO AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement") is made and entered into as of this 2/FRDAY of January, 2003 (the "Effective Date"), among KINARK CORPORATION, a Delaware corporation ("Kinark") as "Guarantor", and NORTH AMERICAN GALVANIZING COMPANY, a Delaware corporation ("NAG") as "Borrower", and BANK ONE, OKLAHOMA, NA (the "Bank").

                                                     Introductory Statement

     A. Kinark and NAG and the Bank are parties to that certain Amended and Restated Credit Agreement dated November 26, 2001 (the "Credit Agreement") and an Amendment One to the Amended and Restated Credit Agreement dated October 28, 2002.

     B. Pursuant to the Credit Agreement, the Bank has established a $3,000,000.00 Construction Loan in favor of NAG to finance the construction of a new galvanizing facility to be located in St. Louis, Missouri.

     C. The Borrower and the Guarantor have requested that the Bank extend the "Construction Loan Conversion DATE" of the $3,000,000 Construction Loan from January 15, 2003 to February 28, 2003.

     D. The Bank has agreed to accommodate Borrower's and Guarantor's request, subject to the terms and conditions hereinafter set forth. Agreement

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank and the Borrower and Guarantor hereby amend the Existing Credit Agreement, effective as of the Effective Date, as follows:

     1.1 Terms. The terms "Effective Date," "Kinark," "NAG," "Bank," "Borrowers" and "Credit Agreement" have the respective meanings set forth above.

     1.2 Certain Definitions. The term "Construction Loan Conversion Date" is amended to February 28, 2003. All other terms used herein shall have the meanings given in the Credit Agreement. Under Section 2.8.2 Construction Note, the first principal payment of $27,778 on the Construction Note is due beginning on the last day of the first full calendar month following the Construction Loan Conversion Date. Therefore the first principal payment is now due on March 31, 2003.

          Construction; Applicable Law. This Agreement and the other Loan Documents are contracts made under, and shall be construed in accordance with, the laws of the State of Oklahoma. Nothing in this Agreement shall be construed to constitute the Bank as a joint venturer with the Borrower or Guarantor or to constitute a partnership among the parties. The descriptive headings of the Sections of this Agreement are for convenience only and shall not be used in the construction of the content of this Agreement.
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          Binding Effect. This Agreement and the other Loan Documents shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns; PROVIDED, that without the prior, written consent of the Bank, neither the Borrower or Guarantor will assign or transfer any of its interests, rights or obligations arising out of or relating to the Loan Documents. No third party shall be considered as an intended beneficiary of this Agreement or have any rights hereunder.

          Severability. In the event any one or more of the provisions contained in this Agreement or the other Loan Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect and in any jurisdiction, such invalidity, illegality or unenforecability shall not affect any other provision thereof.

     Entire Agreement; Conflicting Provisions. This Agreement and the Loan Documents constitute the entire agreement of the parties hereto with respect to the Facilities and all matters arising out of or related thereto. In the event of any conflict between or among the provisions of this Agreement and the provisions of any other Loan Documents, the provisions of this Agreement shall control.

     IN WITNESS WHEREOF, the Bank and the Borrowers have caused this Agreement to be duly executed effective as of the date first above written.

                                       KINARK CORPORATION, a Delaware
                                       corporation, as Guarantor

                                       By: /s/ Paul R. Chastain
                                          ------------------------------------
                                          Paul R. Chastain, Vice President

                                       NORTH AMERICAN GALVANIZING COMPANY, a
                                       Delaware corporation, as Borrower

                                       By: /s/ Paul R. Chastain
                                          ------------------------------------
                                          Paul R. Chastain, Vice President

                                       BANK ONE, OKLAHOMA, NA

                                       By: /s/ David A. Johnson
                                          ------------------------------------
                                          David A. Johnson, First Vice President


Amendment Two to Amended and Restated Credit Agreement
Page 2